Exibit 99.2

Unaudited Pro Forma Combined Financial Statements of the Company
For Year Ended January 1, 2000


                                                      Mega Marts, Inc.                                   Proforma
                                    Roundy's, Inc.        /Tri City        Combined       Adjust-        Balance
                                          1999              1999             1999         ments           Sheet
Assets
Current Assets:
   Cash and cash equivalents        $ 68,385,800      $  7,437,200       $ 75,823,000                   $ 75,823,000
   Notes and accounts receivable      87,659,000        10,500,800         98,159,800                     98,159,800
   Merchandise inventories           166,514,000        22,525,900        189,039,900      3,810,000(1)  192,849,900
   Prepaid expenses                    5,362,000         1,367,200          6,729,200                      6,729,200
   Future income tax benefits          8,026,800           802,000          8,828,800                      8,828,800
                                    ------------      ------------       ------------     ----------    ------------
      Total current assets           335,947,600        42,633,100        378,580,700      3,810,000     382,390,700
                                    ------------      ------------       ------------     ----------    ------------
Other Assets:
   Investments                                           9,087,400          9,087,400     (9,087,400)(2)
   Annual rebate receivable                              1,863,000          1,863,000     (1,863,000)(3)
   Receivable from affiliate                               178,800            178,800                        178,800
   Notes receivable                   10,650,600                           10,650,600                     10,650,600
   Other real estate                   5,705,000                            5,705,000                      5,705,000
   Deferred income tax benefit         3,782,000           105,300          3,887,300                      3,887,300
   Goodwill and other assets           9,532,000         1,604,600         11,136,600     82,000,000 (4)  93,136,600
                                    ------------      ------------       ------------     ----------    ------------
      Total other assets              29,669,600        12,839,100         42,508,700     71,049,600     113,558,300
                                    ------------      ------------       ------------     ----------    ------------
      Property and equipment - net   131,707,500        47,114,500        178,822,000      3,500,000 (5) 182,322,000
                                    ------------      ------------       ------------     ----------    ------------
                                    $497,324,700      $102,586,700       $599,911,400     $78,359,600   $678,271,000
                                    ============      ============       ============     ===========   ============
Liabilities and Stockholders' Equity

Current Liabilities:
   Current maturities of lt debt    $ 24,734,500      $     36,100       $ 24,770,600    (16,770,600)(6)  8,000,000
   Accounts payable                  174,893,000        28,652,300        203,545,300       (951,400)(7)202,593,900
   Accrued expenses                   62,981,000         5,352,200         68,333,200     (2,024,000)(8) 66,309,200
   Income taxes                        5,402,600           165,700          5,568,300                     5,568,300
                                    ------------     -------------       ------------     -----------   -----------

      Total current liabilities      268,011,100        34,206,300        302,217,400      (19,746,000)  282,471,400
                                    ------------      -------------      ------------     ------------  ------------
Long-Term Debt, Less Curr Maturities  48,563,600        22,699,600         71,263,200      150,561,100(6)221,824,300
Deferred Income Taxes                                    5,059,000          5,059,000        5,265,000(9)  1,889,710
Other Liabilities                     26,830,600            97,600         26,928,200                     26,928,200
                                    ------------      ------------       ------------     ------------  ------------
      Total liabilities              343,405,300        62,062,500        405,467,800      136,080,100   541,547,900
                                    ------------      ------------       ------------     ------------  ------------

Redeemable Common Stock                9,948,800                            9,948,800                      9,948,800
                                    ------------      ------------       ------------     ------------  ------------
Stockholders' Equity:
   Common stock
      Voting                              15,000                               15,000                         15,000
      Non-voting                       1,356,600            58,000          1,414,600          (58,000)    1,356,600
                                    ------------      ------------        -----------     ------------  ------------
         Total common stock            1,371,600            58,000          1,429,600          (58,000)    1,371,600

   Patronage dividends payable in
     common stock                      3,078,000                            3,078,000                      3,078,000
   Additional paid-in capital         36,305,800           232,000         36,537,800         (232,000)   36,305,800
   Reinvested earnings               104,346,400        40,234,200        144,580,600      (40,234,200   104,346,400
                                    ------------      -------------      ------------      -----------  ------------
                                     145,101,800        40,524,200        185,626,000      (40,524,200)  145,101,800
   Less:
     Treasury stock, at cost           1,131,200                            1,131,200       17,196,300(10)18,327,500
                                    ------------      -------------      ------------      -----------  ------------
      Total stockholders' equity     143,970,600        40,524,200        184,494,800      (57,720,500)  126,774,300
                                    -------------     ------------       ------------      -----------  ------------
                                    $497,324,700      $102,586,700       $599,991,400      $78,359,600  $678,271,000
                                    ============      ============       ============      ===========  ============

Unaudited Pro Forma Combined Financial Statements of the Company
For Year Ended January 1, 2000


                                                      Mega Marts, Inc.                                    Proforma
                                        Roundy's          /Tri City        Combined         Adjust-        Income
                                          1999              1999             1999            ments        Statement
Revenues:
Net sales and service fees           $2,717,216,400   $  513,145,900     $3,230,362,300   $ (330,686,800) $2,899,675,500
Other - net                              10,117,900                          10,117,900                       10,117,900
                                     --------------   --------------     --------------   --------------  --------------
                                      2,727,334,300      513,145,900      3,240,480,200     (330,686,800)  2,909,793,400
                                     --------------   --------------     --------------   --------------  --------------
Costs and Expenses:
Cost of sales                         2,450,462,300      413,033,700      2,863,496,000   (328,823,800)(11)2,534,672,200
Operating and administrative            234,302,800       85,765,600        320,068,400      4,224,300 (12)  324,292,700
Interest                                  6,503,600        1,518,800          8,022,400     13,000,000 (13)   21,022,400
                                     --------------   --------------     --------------   --------------  --------------
                                      2,691,268,700      500,318,100      3,191,586,800     (311,599,500)  2,879,987,300
                                     --------------   --------------     --------------   --------------  --------------

Earnings Before Patronage Dividends      36,065,600       12,827,800         48,893,400      (19,087,300)     29,806,100

Patronage Dividends                       6,446,900                           6,446,900       (1,863,000)      4,583,900
                                     --------------   --------------     --------------   --------------  --------------
Earnings Before Income Taxes             29,618,700       12,827,800         42,446,500      (17,224,300)     25,222,200

Provision (Credit) for Income Taxes:     12,009,300        4,620,000         16,629,300       (5,297,500)     11,331,800
                                     --------------   --------------     --------------   --------------  --------------
Net Earnings                         $   17,609,400   $    8,207,800     $   25,817,200   $  (11,926,800) $   13,890,400
                                     ==============   ==============     ==============   ==============  ==============

Note to Unaudited Proforma Financial Statements

(1) Reversal of LIFO reserve.
(2) Write-up of shares of Roundy's, Inc. stock held by Mega Marts, Inc. Balance then reclassed to Treasury shares-see note 11.
(3) Eliminate the Mega and NDC Patronage dividend receivable; and eliminate the Roundy's patronage dividend.
(4) Record the estimate of goodwill and non-compete agreement.
(5) Record the estimate of the write-up of fixed assets to FMV.
(6) Adjust for debt restructuring.
(7) Eliminate the NDC accounts payable balance which is not assumed.
(8) Eliminate the NDC accrued liabilities balance which in not assumed.
    See also note 3.
(9) Deferred Taxes on the aset write-ups to fair market value.
(10) FMV of Roundy's stock owned by Mega Marts, Inc.- now Treasury shares.
(11) Sales/COS elimination offset by patronage dividend income.
(12) Estimate of additional goodwill amortization and fixed asset depreciation (est. of $84.5MM over 20 year life).
(13) Estimate of interest expense.